UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K/A
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 7, 2015

E-QURE CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54862

Delaware	47-1691054
(State of Incorporation)	(I.R.S. Employer Identification No.)

20 West 64th Street, Suite 39G, New York, NY	10023
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 8-916-7333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Registrant, Emerald Medical Applications Corp. f/k/a Zaxis International Inc., is filing this Form 8-K/A to include disclosure required by Item 2.01(f) that was not included in the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 13, 2015. In the subject Form 8-K, the Registrant made disclosures under Items 1.01, 2.01, 5.06 and 8.01. Specifically, the Registrant reported under Item 5.06 that effective during the three-month period ended September 30, 2015, the Registrant ceased being a shell company.

As required by Item 2.01(f), the Registrant makes reference to and incorporates by reference the Form 10 disclosure included in the registration statement on Form S-1 filed by the Registrant with the SEC on May 22, 2015 and declared effective by the SEC on June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
E-QURE CORP.

By:	/s/ Ohad Goren
Name:	Ohad Goren
Title:	Chief Executive Officer

Date: October 27, 2015